UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2009

CT Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26599	26-2983120
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

3344 Hill Street, San Diego, California 92106

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (212) 924-4000

College Tonight, Inc.
6380 Wilshire Boulevard, Suite 1020, Los Angeles, California 90048

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

This current report on Form 8-K/A is being filed to amend the current report on Form 8-K, filed by the Registrant on April 20, 2009 (the “April 20, 2009 Current Report”), to file an amended version of the First Restated and Amended Cerificate of Incoropration, as filed with the State of Delaware.  The remainder of the information contained in the April 20, 2009 Current Report is not amended hereby. The amended certificate of incorporation is attached as Exhibit 3.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

3.1	First Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 20, 2009

By:	/s/ Valerie Vekkos
Valerie Vekkos Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

3.1	First Amended and Restated Certificate of Incorporation